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                        STOCK AND NOTE PURCHASE AGREEMENT

                                  BY AND AMONG

                           COMMUNITY WEST BANCSHARES,
                            A CALIFORNIA CORPORATION

                                       AND
                   MICHAEL A. ALEXANDER, MOUNIR R. ASHAMALLA,
               ROBERT H. BARTLEIN, JEAN W. BLOIS, JOHN D. ILLGEN,
              JOHN D. MARKEL, WILLIAM R. PEEPLES, AND JAMES R. SIMS
                                ________________



                                NOVEMBER 16, 1999
--------------------------------------------------------------------------------

                        STOCK AND NOTE PURCHASE AGREEMENT
                        ---------------------------------
     This Stock and Note Purchase Agreement, dated as of November 16, 1999 (the "AGREEMENT"), is entered into by and among Community West Bancshares, a California corporation (the "COMPANY"), and Michael A. Alexander, Mounir R. Ashamalla, Robert H. Bartlein, Jean W. Blois, John D. Illgen, John D. Markel, William R. Peeples and James R. Sims (collectively, the "PURCHASERS").

                                    RECITALS
                                    --------

     WHEREAS, on the terms and conditions set forth in this Agreement, the Purchasers desire to purchase and the Company desires to issue and sell 582,924 shares (the "SHARES") of common stock of the Company, no par value ("COMMON STOCK"), for an aggregate price of $12.925;

     WHEREAS, certain of the Purchasers and C. Randy Shaffer (collectively, "OPTIONEES") intend to exercise currently outstanding options to acquire 40,257 shares of Common Stock (the "OPTION SHARES") for aggregate cash consideration to the Company of $328,296.25;

WHEREAS, on the terms and conditions set forth in this Agreement and a promissory note, the form of which is attached hereto as Exhibit B, William R.
                                                           ---------
Peeples (the "LENDER") also desires to lend $3,565,625 to the Company, and the Company desires to accept the loan; and WHEREAS, the parties desire that the Company contribute the proceeds from the sale of stock and the loan to Goleta National Bank (the "BANK"), a direct wholly-owned subsidiary of the Company, as a capital contribution in order to increase the capital ratios and the regulatory classification of the Bank; NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                     PURCHASE OF STOCK; REGISTRATION RIGHTS
                     --------------------------------------

     1.1     Purchase  of  Shares  for  Cash.  Upon the terms and subject to the
             -------------------------------
conditions contained herein, each Purchaser shall purchase from the Company, and the Company shall issue and sell to each Purchaser, the number of Shares set forth opposite such Purchaser's name in Schedule 1 hereto, at the price per Share set forth in Section 1.2.

     1.2     Purchase  Price.  The  price  per  Share  shall  be  $12.925.  Each
             ---------------
Purchaser shall pay the aggregate amount set forth opposite such Purchaser's name in Schedule 1 hereto.

     1.3     Registration  Rights.  The  Purchasers  shall  have  the  right  to
             --------------------
require the registration of their Shares under the Securities Act of 1933, as amended, and the parties hereto shall have the other rights and obligations, set forth in Exhibit A hereto.
           ----------

1.4     Share  Certificates.  Until  May  16,  2001, certificates evidencing the
        -------------------
Shares, together with stock powers relating thereto executed by each of the Purchasers, shall be held by the Company to facilitate the Redemption Right (as defined in Article IX).

                                   ARTICLE II

                                ISSUANCE OF LOAN
                                ----------------

     2.1     Issuance  of  Loan.  Upon  the  terms and subject to the conditions
             ------------------
contained herein, Lender agrees to lend to the Company at the First Closing (as defined below) an amount equal to $3,565,625 (the "Loan").

     2.2     Promissory  Note.  The Loan shall be evidenced by a promissory note
             ----------------
in  the form of Exhibit B hereto, payable to the order of Lender in the original
                ---------
principal amount of $3,565,625 (together with any replacement, modification, renewal, amendment or substitution thereof, the "PROMISSORY NOTE").

                                   ARTICLE III

                                     CLOSING
                                     -------

     3.1     First  Closing.  The  first  closing  of the purchase and sale of a
             --------------
portion of the Shares and the issuance of the Loan (the "FIRST CLOSING") shall take place on November 16, 1999 at the offices of Community West Bancshares, 5638 Hollister Avenue, Goleta, California 93117, after the satisfaction or waiver of all the conditions contained in Articles VI and VII hereof.

          (a)     Deliveries.  At  the  First  Closing,
                  ----------

               (i) each Purchaser shall pay to the Company in cash the amount set forth as the purchase price opposite such Purchaser's name in
          Schedule 2 hereto and the Company will issue to each Purchaser the number of Shares set forth opposite such Purchaser's name in Schedule 2 hereto

               (ii) the  Optionees  shall  exercise  options to  acquire  40,257
          Option   Shares  and  shall  pay  to  the   Company   aggregate   cash
          consideration therefor of $328,296.25; and

               (iii) the Lender will lend to the Company in cash the entire amount of the Loan, and the Company shall deliver to the Lender the Promissory Note duly executed by the Company.

          (b) Contribution to Bank.  Simultaneously with the First Closing,  the
              ---------------------
     Company shall contribute all of the proceeds from the sale of the Shares and from the Loan to the Bank as an equity capital contribution in order to increase the capital ratios and the regulatory classification of the Bank.

     3.2(a)     Second  Closing.  On  or  before  November 22, 1999, each of the
                ---------------
Purchasers listed in Schedule 3 hereto, will pay to the Company in cash the amount set forth as the purchase price opposite such Purchaser's name in
Schedule 3 hereto and the Company will issue to each Purchaser the number of Shares set forth opposite such Purchaser's name in Schedule 3 hereto (the "SECOND CLOSING").

          (b) Prepayment of Loan.  Simultaneously  with the Second Closing,  the
              ------------------
     Company shall prepay $279,981.35 of the unpaid principal balance of the Loan, together with interest accrued thereunder on the amount of principal so prepaid, to the Lender.

                                   ARTICLE IV

                         REPRESENTATIONS OF THE COMPANY
                         ------------------------------

     4.1 The Company hereby represents and warrants to each Purchaser and the Lender as follows:

          (a)  Capitalization;  Title to Shares. The authorized capital stock of
               ---------------------------------
     the Company consists solely of 10,000,000 shares of Common Stock, no par value per share. There are 5,479,149 shares of Common Stock issued and outstanding, all of which have been duly authorized and are validly issued, fully paid and non-assessable. Except for options to acquire 320,324 shares and shares to be issued pursuant to this Agreement, there are outstanding no securities convertible into, exchangeable for, or carrying the right to acquire, equity securities of the Company, or subscriptions, warrants, options, rights, calls, agreements, demands or other arrangements or commitments of any character obligating the Company to issue or dispose of any of its equity securities or any ownership interest therein or otherwise relating to the capital stock of the Company. The Shares have been duly authorized, and, upon receipt by the Company of the purchase price therefor in accordance with terms of this Agreement, will be validly issued, fully paid, nonassessable. The sale and delivery of the Shares to the Purchasers pursuant to this Agreement will vest in the Purchasers legal and valid title to the Shares, free and clear of any and all liens, security interests, pledges, mortgages, charges, limitations, claims, restrictions, rights of first refusal, rights of first offer, rights of first negotiation or other encumbrances of any kind or nature whatsoever (collectively, "ENCUMBRANCES"), other than Encumbrances created by any such Purchaser or under applicable securities laws.

          (b) Organization. The Company is a corporation duly organized, validly
              ------------
     existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to own its properties and carry on its business as it is now being conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions where its ownership of property or assets or the nature of its business makes such qualification necessary, except where the failure to so qualify would not in the aggregate have a material adverse effect on the condition (financial or otherwise), business, net worth, results of operations, earnings, properties or prospects, whether or not arising in the ordinary course of business, of the Company and its subsidiaries considered as a whole.

          (c) Power and  Authority;  Effect of  Agreement.  The  Company has all
              -------------------------------------------
     requisite power and authority to execute and deliver this Agreement and the agreements, certificates, instruments or other documents to be executed and delivered in connection herewith, including, but not limited to, the Promissory Note of even date herewith (collectively, the "ANCILLARY DOCUMENTS"), and to consummate the transactions contemplated hereby and thereby. Each of this Agreement and the Ancillary Documents has been duly and validly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, in each case enforceable against the Company in accordance with its terms, except to the extent that such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or similar laws of general application now or hereafter in effect relating to creditors' rights generally, and (B) general principles of equity. The execution, delivery and performance by the Company of this Agreement and the Ancillary Documents and the consummation by the Company of the transactions contemplated hereby and thereby will not, with or without the giving of notice or the lapse of time, or both, (i) violate or conflict with any provision of law, rule or regulation to which the Company or the Bank is subject or by which any of the property of the Company or the Bank is encumbered, (ii) violate or conflict with any order, judgment or decree applicable to the Company or the Bank, (iii) violate or conflict with any provision of the charter or the Bylaws of the Company or the Bank or (iv) result in a violation or breach of, or permit any third party to modify, terminate or rescind any term or provision of, or constitute a default under, any material contract or instrument, including, without limitation, any indenture, mortgage, deed of trust, promissory note, loan agreement or industrial revenue bond, if any, to which the Company or the Bank is a party or by which any of the property of the Company or the Bank is encumbered, or result in the creation of an Encumbrance on any of the assets of the Company or the Bank.

                                    ARTICLE V

                REPRESENTATIONS OF THE PURCHASERS AND THE LENDER
                ------------------------------------------------

     5.1 Each Purchaser and the Lender severally hereby represents and warrants that:

          (a) He or she is an individual  and has all requisite  legal  capacity
     and  authority  to  enter  into  this   Agreement  and  to  consummate  the
     transactions contemplated hereby.

          (b) This Agreement has been duly and validly authorized, executed and delivered by such Purchaser or Lender and constitutes a valid and binding obligation of such Purchaser or Lender, enforceable against such Purchaser or Lender in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, moratorium (whether general or specific) or similar laws of general application now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity.

          (c) Such Purchaser is acquiring the Shares for his or her own account, not as a nominee or agent for any other person, with no present intention to transfer, sell, convey, or dispose of any of the Shares.

          (d) Such Purchaser or Lender has had an opportunity to ask questions of and to receive answers from the officers of the Company, or a person or persons acting on the Company's behalf, concerning the terms and conditions of the purchase of the Shares and issuance of the Loan pursuant hereto.

          (e) Such Purchaser or Lender is an "accredited investor" (as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "1933 ACT")) and is able to bear the economic risk of his or her investment in the Shares and/or the Loan pursuant to this Agreement and such Purchaser has given consideration as to whether he or she can afford to hold the Shares for an indefinite period and whether, at this time, such Purchaser could afford a complete loss of his or her investment in the Shares.

          (f) Such Purchaser understands that there is no public market for the Shares and that the Shares have not been registered under 1933 Act or under any state securities ("BLUE SKY") laws, and therefore the Shares cannot be resold unless registered and qualified under the 1933 Act and Blue Sky laws or unless an exemption from registration and qualification is available.

                                   ARTICLE VI

                     CONDITIONS TO THE COMPANY'S OBLIGATIONS
                     ---------------------------------------

     The obligations of the Company contained herein with respect to the issuance of the Shares to a Purchaser and the issuance of the Promissory Note to the Lender are subject to the satisfaction, on or prior to the First Closing, of the following conditions:

     6.1     Additional  Documents.  Such Purchaser and Lender shall execute and
             ---------------------
deliver such additional documents reasonably requested by the Company that are necessary or advisable to carry out the provisions of this Agreement.

     6.2     Representations and Warranties True.  Such Purchaser's and Lender's
             -----------------------------------
representations and warranties contained in Article V hereof shall be true at and as of the First Closing, as if made on and as of such date.

                                   ARTICLE VII

             CONDITIONS TO EACH PURCHASER'S AND LENDER'S OBLIGATIONS
             -------------------------------------------------------

     The obligations of each Purchaser contained herein to purchase the Shares from the Company and the obligation of the Lender to make the Loan to the Company are subject to the satisfaction, on or prior to the First Closing, of the following conditions:

     7.1     Additional  Documents.  The  Company shall execute and deliver such
             ---------------------
additional documents reasonably requested by any Purchaser or the Lender that are necessary or advisable to carry out the provisions of this Agreement.

     7.2.     Representations  and  Warranties  True.  The  Company's
              --------------------------------------
representations and warranties contained in Article IV hereof shall be true at and as of the First Closing, as if made on and as of such date.

     7.3     Ancillary  Documents.  Simultaneously  with  the  sale  to  the
             --------------------
Purchasers of the Shares and the issuance of the Loan at the Closing, the Company shall have executed and delivered to the Lender the Promissory Note substantially in the form attached hereto as Exhibit B.
                                                    ----------

     7.4     Closing  by All Purchasers.  The Purchasers collectively shall have
             --------------------------
purchased the aggregate number of Shares set forth in Schedule 2 hereto and the Optionees shall have performed in accordance with the provisions of Section 3.1(a)(ii) hereof.

     7.5     Contribution  to  Bank.  The  Company  shall  have  performed  its
             ----------------------
obligation  under  Section  3.1(b)  hereof.

     7.6     Notification  from  OCC.  The  Bank  shall  have  received  written
             -----------------------
notification from the Office of the Comptroller of the Currency that, upon consummation of the First Closing and the Company's performance of its obligation under Section 3.1(b) hereof, the Bank is deemed "adequately capitalized" under the Prompt Corrective Action provisions of the Federal Deposit Insurance Act, as amended.

                                  ARTICLE VIII

                            RESTRICTIONS ON TRANSFER
                            ------------------------

     8.1     Restrictions  on  Transfer.  Each  Purchaser  agrees  that:
             --------------------------

          (a) It shall not sell, assign, convey, hypothecate or in any other manner transfer any of the Shares except in compliance with the 1933 Act and any applicable Blue Sky laws.

          (b) Each certificate representing the Shares issued pursuant to this Agreement shall bear legends in substantially the following form: THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY, HYPOTHECATION AND RESALE AND MAY NOT BE TRANSFERRED, HYPOTHECATED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR QUALIFICATION THEREUNDER OR EXEMPTION THEREFROM. THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS OF THAT CERTAIN STOCK AND NOTE PURCHASE AGREEMENT, DATED AS OF
     NOVEMBER 16, 1999, BY AND AMONG COMMUNITY WEST BANCSHARES AND CERTAIN PURCHASERS, A COPY OF WHICH MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY.

                                   ARTICLE IX

                                REDEMPTION RIGHT
                                ----------------

     9.1.     Redemption  Right.  The Company shall have the right to repurchase
              -----------------
and redeem (the "REDEMPTION RIGHT") all or any portion of the Shares, together with any rights, securities or additional stock that may be issued in respect of Shares pursuant to a stock dividend, stock split, reorganization, reclassification or other similar transaction, which shall also be deemed Shares for purposes of the Redemption Right. The Redemption Right shall be exercisable at any time and from time to time after the payment in full of all indebtedness evidenced by the Promissory Note and on or before May 16, 2001, upon the affirmative vote of a majority of those directors of the Company who are not Purchasers or holders of Shares subject to the Redemption Right (the "INDEPENDENT DIRECTORS"); provided, however, that the Redemption Right shall not be exercisable if the purchase price per share for such redemption calculated pursuant to Section 9.2 hereof equals less than $12.925.

     9.2     Redemption  Price.  The  purchase  price  per  Share payable by the
             -----------------
Company to the holder of a Share to be redeemed upon exercise of the Redemption Right shall be determined in accordance with the following provisions:

          (a) If the Common Stock of the Company at the time is listed or admitted to trading on any stock exchange, then the purchase price per Share shall be the average of the closing prices per share of Common Stock during the most recent five trading days preceding the decision of the Independent Directors to redeem the Shares on which shares of Common Stock were actually traded, as such prices are officially quoted in the composite tape of transactions on such exchange.

          (b) If the Common Stock of the Company at the time is neither listed nor admitted to trading on any stock exchange but is traded in the over-the-counter market, then the purchase price per Share shall be the average of the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Common Stock during the most recent five trading days preceding the decision of the Independent Directors to redeem the Shares on which shares of Common Stock were actually traded, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system.

          (c) If the Shares include securities other than Common Stock, the price per Share to be paid in redemption of such securities shall be determined in a manner similar to that described above for Common Stock.

     9.3     Partial  Redemptions.  If  the  Company  elects  to  exercise  the
             --------------------
Redemption Right with respect to only a portion of the outstanding Shares, the redemption by the Company shall be made on a pro rata basis from each holder of Shares based on the total number of Shares then held by each holder, unless the Company and all of the holders agree to an alternate basis.

     9.4     Share Certificates.  All certificates evidencing any of the Shares,
             ------------------
together with stock powers relating thereto executed by each of the Purchasers and any subsequent holders, shall be held by the Company until May 16, 2001, and each Purchaser hereby consents and agrees that the Company shall be constituted as such Purchaser's attorney-in-fact to redeem and cancel Shares and replace Share certificates pursuant to exercise of the Redemption Right without any further act of such Purchaser.

                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

     10.1     Notices.  Any notice, request, instruction or other document to be
              -------
given hereunder by any party to the others shall be in writing and delivered in person or by courier, telegraphed, telexed or by facsimile transmission or mailed by certified mail, postage prepaid, return receipt requested (such mailed notice to be effective on the date of such receipt is acknowledged), as follows:

                       Community  West  Bancshares
                       5638  Hollister  Avenue
                       Goleta,  California  93117
                       Attention:  Lynda  Radke
If  to  the  Company:  Telecopy:   (805)  698-8092
                       Gibson,  Dunn  &  Crutcher  LLP
                       333  South  Grand  Avenue
                       Los  Angeles,  California  90071-3197
                       Attention:  Dhiya  El-Saden
With  a  copy  to:     Telecopy:  (213)  229-7520

                       -------------------------------------
                       -------------------------------------
                       Attention:
                       -------------------------------------
If  to  Purchasers:    Telecopy:
                       -------------------------------------


                       -------------------------------------
                       -------------------------------------
                       Attention:
                       -------------------------------------
                       Telecopy:
                       -------------------------------------

     10.2     Governing  Law;  Choice  of  Forum.  This  Agreement  shall  be
              ----------------------------------
construed, interpreted and the rights of the parties determined in accordance with the internal laws of the State of California without regard to the conflict of law principles thereof.

     10.3     Counterparts.  This  Agreement  may  be  executed  in  two or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.4     Complete  Agreement.  This Agreement, the Schedules and Exhibits
              -------------------
hereto and the documents delivered or to be delivered pursuant to this Agreement contain or will contain the entire agreement among the parties hereto with respect to the transactions contemplated herein and shall supersede all previous oral and written and all contemporaneous oral negotiations, commitments and understandings.

     10.5     Modifications,  Amendments and Waivers.  The parties may, but only
              --------------------------------------
by  written  agreement:

          (a) Extend the time for the performance of any of the obligations or other acts of the parties hereto;

          (b) Waive any inaccuracies in the representations and warranties contained in this Agreement or in any document delivered pursuant to this Agreement;

          (c) Waive compliance with any of the covenants or agreements contained in this Agreement; or

          (d) Amend or supplement any of the provisions of this Agreement.

     10.6     Headings  and  Interpretation.  The  headings  contained  in  this
              -----------------------------
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No party hereto, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions hereof. The language in all parts of this Agreement shall in all cases be construed according to its fair meaning, and not strictly for or against any party hereto.

     10.7     Equitable Remedies.  In addition to legal remedies, in recognition
              ------------------
of the fact that remedies at law may not be sufficient, the parties hereto (and their permitted successors) shall be entitled to equitable remedies for breaches or defaults hereunder, including, without limitation, specific performance and injunction.

     10.8     Successors.  This  rights  and  obligations  under  this Agreement
              ----------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. It shall be a condition to the valid transfer of any Shares that the transferee agree in writing with the Company to be bound by the terms of this Agreement applicable to the Purchasers; any purported transfer of Shares in violation of this provision shall be void.

     10.9     Gender  and  Number.  In  this  Agreement, unless the context
         -------------------
otherwise requires, the masculine, feminine and neuter genders and the singular and the plural include one another.

     10.10     Attorneys'  Fees  and  Costs.  Should any  party hereto institute
          ----------------------------
any  action  or  proceeding  in any  court  to  enforce  any  provision  of this
Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in such action or proceeding, whether or not such action or proceeding is prosecuted to judgment.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be duly executed on their respective behalf by their respective officers thereunto duly authorized, as of the day and year first above written.

COMPANY:
COMMUNITY  WEST  BANCSHARES
By:
Its:
PURCHASERS:
By:  /s/ Michael A. Alexander      By:  /s/ John D. Illgen
     ----------------------------       ----------------------------
  Michael A. Alexander                  John D. Illgen
By:  /s/ Mounir R. Ashamalla       By:  /s/ John D. Markel
     ----------------------------       ----------------------------
     Mounir R. Ashamalla                John D. Markel
By:  /s/ Robert H. Bartlein        By:  /s/ William R. Peeples
     ----------------------------       ----------------------------
     Robert H. Bartlein                 William R. Peeples
By:  /s/ Jean W. Blois             By:  /s/ James R. Sims
     ----------------------------       ----------------------------
     Jean W. Blois                      James R. Sims

LENDER:
By:
     William  R.  Peeples

                                   SCHEDULE 1
                              TOTAL SHARE PURCHASE

PURCHASER             NUMBER OF SHARES   PURCHASE PRICE
--------------------  ----------------  ---------------
Michael A. Alexander            30,946  $    399,977.05
Mounir R. Ashamalla              7,736  $     99,987.80
Robert H. Bartlein               7,736  $     99,987.80
Jean W. Blois                    7,736  $     99,987.80
John D. Illgen                   7,736  $     99,987.80
John D. Markel                 232,108  $  2,999,995.90
William R. Peeples             275,000  $  3,554,375.00
James R. Sims                   13,926  $    179,993.55
--------------------  ----------------  ---------------
TOTAL                          582,924  $  7,534,292.60

                                   SCHEDULE 2
                                  FIRST CLOSING

PURCHASER             NUMBER OF SHARES  PURCHASE  PRICE
--------------------  ----------------  ---------------
Michael A. Alexander            30,946  $    399,977.05
Mounir R. Ashamalla              7,736  $     99,987.80
Robert H. Bartlein               7,736  $     99,987.80
Jean W. Blois                    7,736  $     99,987.80
John D. Markel                 232,108  $  2,999,995.90
William R. Peeples             275,000  $  3,554,375.00
--------------------  ----------------  ---------------
TOTAL                          561,262  $  7,254,311.30

                                   SCHEDULE 3
                                 SECOND CLOSING

PURCHASER       NUMBER OF SHARES  PURCHASE PRICE
--------------  ----------------  --------------
John D. Illgen             7,736  $    99,987.80
James R. Sims             13,926  $   179,993.55
--------------  ----------------  --------------
TOTAL                     21,662  $   279,981.35

                                    EXHIBIT A

                               REGISTRATION RIGHTS

                                    ARTICLE I

                                   DEFINITIONS
     As used in this Exhibit A, the following capitalized terms shall have the following respective meanings:

     Agreement:  The  Agreement  to  which  this  Exhibit  A  is  attached.
     ---------

     Appraiser:  A  nationally  recognized  or major regional investment banking
     ---------
firm or firm of independent certified public accountants of recognized standing.

     Business  Day:  A  day  other than a Saturday, Sunday or other day on which
     -------------
state chartered banks in the State of California are authorized by law to remain closed.

     Common  Stock:  Common  Stock,  no  par  value,  of  the  Company.
     -------------
Company:  Community West Bancshares, a California corporation, and any successor
-------
thereto.

     Demand  Registration:  The  meaning  set  forth  in  Section  2.02.
     --------------------

     Exchange Act:  The Securities Exchange Act of 1934, as amended from time to
     ------------
time.

     Expiration  Date:  11:59  p.m.,  Los Angeles,  California time, on November
     ----------------
16, 2009.


     Holder:  A  holder  of  Registrable  Securities.
     ------

     NASD:  National  Association  of  Securities  Dealers,  Inc.
     ----

     Nasdaq:  The  automated  quotation  system  of  the  NASD.
     ------

     Majority  Holders:  At any time of determination, the holders of a majority
     -----------------
of  the  Registrable  Securities.

     Per Share Market Value:  As of any particular date of determination, (i) if
     ----------------------
the Common Stock is then listed on a United States securities exchange or on Nasdaq, the average of the closing sales prices (or, if no trade occurs on a relevant day, the average of the closing bid and asked prices on such day) per share of Common Stock (as reported by Bloomberg Information Services, Inc., or any successor reporting service) on the principal United States securities exchange on which the Common Stock is traded (or, if not traded on a national securities exchange, on Nasdaq) on the five (5) consecutive Business Days immediately preceding such date of determination, (ii) if the Common Stock is not then listed on a United States securities exchange or on Nasdaq, the average of the closing bid and asked prices per share of Common Stock in the United States domestic over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), on the five (5) consecutive Business Days immediately preceding such date of determination, or (iii) if the Common Stock is not then publicly traded, the fair market value of a share of Common Stock as of such date of determination as determined by an Appraiser selected in good faith by the Company, whose fees and expenses shall be borne by the Company.

     Person:  An  individual,  partnership,  joint  venture, corporation, trust,
     ------
limited liability company, unincorporated organization or government or any department or agency thereof.

     Piggyback  Registration  and Piggyback Registration Rights:  The respective
     -----------------------      -----------------------------
meanings  set  forth  in  Section  2.01.

     Prospectus:  Any  prospectus  included  in  any  Registration Statement, as
     ----------
amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

     Public  Offering:  A public offering of any of the Company's equity or debt
     ----------------
securities  pursuant  to  a  registration  statement  under  the Securities Act.
     Purchasers:  The  meaning  set  forth  in  the  Agreement.
     ----------

     Registrable  Securities:  The  shares  of  Common  Stock  acquired  by  the
     -----------------------
Purchasers pursuant to the Agreement (unless and until such securities have been sold in a Public Offering or pursuant to Rule 144(k) promulgated under the Securities Act), including, without limitation, securities that may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like.

     Registration  Expenses:  Any  and  all expenses incurred in connection with
     ----------------------
any registration or action incident to performance of or compliance by the Company with Article II, including, without limitation, (i) all SEC, national securities exchange and NASD registration and filing fees; all listing fees and all transfer agent fees; (ii) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) all printing, mailing, messenger and delivery expenses and
(iv) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, but excluding underwriting discounts and commissions applicable to Registrable Securities and fees of counsel or accountants retained by the holders of Registrable Securities to advise them in their capacity as Holders of Registrable Securities.

Registration  Statement:  Any  registration statement of the Company filed or to
-----------------------
be filed with the SEC under the Securities Act that covers any class of securities included in the Registrable Securities, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

SEC:  The  Securities and Exchange Commission or any other federal agency at the
---
time  administering  the  Securities  Act  or  the  Exchange  Act.

Securities  Act:  The  Securities  Act  of  1933,  as amended from time to time.
---------------

                                   ARTICLE II

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

     SECTION  2.01:     PIGGYBACK  REGISTRATION.
     -------------      -----------------------

     (a)     Right  to  Include Registrable Securities.  If, at any time or from
             -----------------------------------------
time to time, the Company proposes to register any of its Common Stock under the Securities Act on any form for the registration of securities under such Act, whether or not for its own account (other than by a registration statement on Form S-4 or S-8 or any successor to such forms) (a "Piggyback Registration"), it
                                                    ----------------------
shall as expeditiously as possible give written notice to all Holders of its intention to do so and of such Holders' rights under this Section 2.01 ("Piggyback Registration Rights"). Upon the written request of any such Holder
  ------------------------------
made within 20 days after receipt of any such notice for the inclusion in such registration of a number of Registrable Securities specified in such notice, the Company shall include in the applicable Registration Statement the Registrable Securities so specified by such Holder in such notice, and the Company shall keep such registration statement in effect and maintain compliance with all applicable Federal and state laws and regulations for the period necessary for such Holder to effect the proposed sale or other disposition (but in no event for a period greater than 180 days). Such Piggyback Registration Rights shall expire on the Expiration Date.

     (b)     Withdrawal  of  Piggyback Registration by Company.  If, at any time
             -------------------------------------------------
after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register such securities, the Company shall give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration.

     (c)     Piggyback Registration of Underwritten Public Offerings.  If a
             -------------------------------------------------------
Piggyback  Registration involves an offering by or through  underwriters,  then,
(i) all Holders requesting to have their Registrable Securities included in the Company's Registration Statement must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders and (ii) any Holder requesting to have his or her Registrable Securities included in such Registration Statement may elect in writing, not later than three Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have his or her Registrable Securities so included in connection with such registration.

     (d)     Payment  of  Registration  Expenses  for  Underwritten  Piggyback
             -----------------------------------------------------------------
Registration.  The  Company  shall pay all Registration Expenses associated with
------------
each  Piggyback  Registration  and  the  sale  of  shares  thereunder.

     (e)     Priority  in  Piggyback  Registration.  If a Piggyback Registration
             -------------------------------------
involves an underwritten offering and the managing underwriter advises the Company and the Holders requesting registration that, in its opinion, the number of securities requested to be included in such registration by the Holders and other shareholders having the contractual right to do so exceeds the number that can be sold in such offering without jeopardizing the success of the offering, the Company will include in such registration (i) first, the securities the Company proposes to register, issue and sell, (ii) second, securities of any shareholders whose exercise of registration rights initiated the Company's preparation of the applicable Registration Statement, and (iii) third, the number of shares requested for inclusion in such registration by Holders, and by any other shareholders having the contractual right to do so, that, in the opinion of such underwriter, can be sold without jeopardizing the success of the offering, with the number of shares to be included in such registration from each such Holder and other shareholder to be reduced pro rata on the basis of the relative number of shares each such Holder and other shareholder originally requested to be included in such registration.

     SECTION  2.02:     DEMAND  REGISTRATION.
     -------------      ---------------------

     (a)     Request for Registration.  At any time after 180 days following the
             ------------------------
effective date of any Public Offering of Common Stock and prior to the Expiration Date, the Majority Holders may demand registration by the Company for a Public Offering of their Registrable Securities under the Securities Act so long as the aggregate value (based on the Per Share Market Value) as of the date of such demand of the Registrable Securities requested for inclusion in such registration and Public Offering equals or exceeds $1 million (a "Demand
                                                                          ------
Registration").  Promptly  after  receiving  such  a  demand,  the Company shall
------------
notify all other Holders in writing of such demand and shall allow all other Holders to participate in such Demand Registration. The Company shall be obligated to undertake two Demand Registrations through effectiveness with the SEC and closing; provided, however, that such obligation shall expire on the Expiration Date.

     (b)     Nature  of  Offering.  The  Majority Holders may elect to have each
             --------------------
Demand Registration cover either an underwritten Public Offering or a shelf registration. The Company shall maintain any such shelf registration effective with the SEC for a minimum of 180 days. The Majority Holders shall have the right to select one or more managing underwriters for any underwritten Public Offering with the consent of the Company, which consent shall not be unreasonably withheld.

     (c)     Payment  of  Registration  Expenses  for  Demand Registration.  The
             -------------------------------------------------------------
Company shall pay all Registration Expenses associated with each Demand Registration and the sale of shares thereunder.

     SECTION  2.03:     REGISTRATION PROCEDURES.  If and whenever the Company is
     -------------      -----------------------
required to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article II, the Company shall use its best efforts to take action pursuant to all applicable Federal and state laws and regulations to permit the sale or other disposition of the applicable Registrable Securities and shall, as expeditiously as practicable:

     (a) promptly prepare and file with the SEC, and use its best efforts to have declared effective by the SEC, the applicable Registration Statement, which shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith;

     (b) furnish to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Registration Statement, the Prospectus or the Prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as they may reasonably request no later than two days following its filing with the SEC, which, in any event will be no later than two business days prior to the effective date of such Registration Statement;

     (c) (i) use its best efforts to prepare and file with the SEC such amendments to the Registration Statement as may be necessary to keep it effective for the applicable period; (ii) cause any Prospectus to be amended or supplemented as required and to be filed as required by Rule 424 or any similar rule that may be adopted under the Securities Act; (iii) respond as promptly as practicable to any comments received from the SEC with respect to the Registration Statement or any amendments thereto; and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statements during the applicable period in accordance with the intended method or methods of distribution by the Holders;

     (d) furnish to the selling Holders and underwriters, upon request and without charge, as many copies of any Prospectus and any amendment or supplement thereto as they may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities;

     (e) use its best efforts to register or qualify the Registrable Securities under all applicable state securities or blue sky laws of such jurisdictions in the United States and its territories and possessions as the selling Holders and managing underwriters may reasonably request and keep such registration or qualification effective during the period the Registration Statement is required to be kept effective; provided, however, that in connection therewith, the Company shall not be required to (i) qualify as a foreign corporation to do business or to register as a broker or dealer in any such jurisdiction where it would not otherwise be required to qualify or register but for this Section 2.03(e), (ii) subject itself to taxation in any such jurisdiction with respect to such registration or qualification, or (iii) file a general consent to service of process in any such jurisdiction;

     (f) notify the selling Holders and managing underwriters promptly (i) when the Registration Statement and any post-effective amendment thereto has become effective, (ii) when any amendment or supplement to a Prospectus has been filed with the SEC, except for an amendment via incorporation by reference of subsequent filings under the Exchange Act, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or any part thereof or the initiation of any proceedings for that purpose, (iv) if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, and (v) of the happening of any event during the period the Registration Statement is effective as a result of which (A) the Registration Statement contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) a Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (g) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement by the SEC or any state securities authority as promptly as possible;

     (h) enter into such agreements (including an underwriting agreements) and take all such other actions reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (i) make such representations and warranties to the underwriters in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the underwriters) addressed to the underwriters and the Holders covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters and the Holders, such letters to be in customary form and to cover matters of the type customarily covered in "cold comfort" letters to underwriters in connection with underwritten offerings; (iv) set forth in full, in any underwriting agreement entered into, the indemnification provisions and procedures of Section 2.04 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

     (i) make available for inspection by one or more representatives of the selling Holders, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives in connection therewith;

     (j) cooperate with the selling Holders and managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend and enable certificates for such shares to be issued for such numbers of shares and registered in such names as the selling Holders and managing underwriters may reasonably request; and

     (k)use its best efforts to cause all Registrable Securities to be listed on any securities exchange on which the Common Stock is then listed, or included on Nasdaq if the Common Stock is then so included.

     Each Holder of Registrable Securities as to which any registration is being effected shall furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement.

     SECTION  2.04:     INDEMNIFICATION.
     -------------      ---------------

     (a)     Indemnification  by  Company.  In connection with each Registration
             ----------------------------
Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Holder and each underwriter of Registrable Securities and each Person, if any, who controls such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and each of their respective officers, directors, employees, agents and attorneys, against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other fees and expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Holder or underwriter (or any Person controlling such Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Holder or underwriter specifically for use therein andprovided, further, that with respect to any preliminary prospectus, the foregoing indemnification shall not inure to the benefit of any Holder from whom the person asserting any loss, claim, damage, liability or expense purchased Registrable Securities, or to any person controlling such Holder, if copies of the Prospectus were timely delivered to such Holder and a copy of the Prospectus (as then amended or supplemented if the Company shall have timely furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder to such person, if required by law to have been so delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if such Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. This indemnity agreement shall be in addition to any liability that the Company may otherwise have.

     (b)     Indemnification  by  Holder.  In  connection with each Registration
             ---------------------------
Statement, each selling Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 2.04(a), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission that was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Holder to the Company specifically for use therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable
Securities  giving  rise  to  such  indemnification  obligation.

     (c)     Conduct of Indemnification Procedure.  Any party that proposes to
        ------------------------------------
assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 2.04(a) or 2.04(b) shall be available to any party who shall fail to give notice as provided in this Section 2.04(c) if and to the extent that the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party shall have reasonably concluded, based on the advice of its counsel, that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party, it being understood, however, that the indemnifying party shall only be liable for the expenses of one separate counsel and local counsel in each relevant jurisdiction, which counsel shall be reasonably approved by the indemnifying party. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

     (d)     Contribution.  In  order  to  provide  for  just  and  equitable
             ------------
contribution  in  circumstances  in which the  indemnification  provided  for in
Section 2.04(a) and 2.04(b) is due in accordance with its terms but for any reason is held to be unavailable from the Company or any Holder, the Company and the selling Holders shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other fees and expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from persons other than the Holders, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed any Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and one or more of the Holders may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each such Holder on the other from the offering of the Registrable Securities or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 2.04(c) hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and each such Holder on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and each such Holder shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, bear to (y) the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The relative fault of the Company or any such Holder shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or any such Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.04(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.04(d), (i) in no case shall any Holder be liable or responsible for any amount in excess of the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation, and (ii) the Company shall be liable and responsible for any amount in excess of such dollar amount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.04, each person, if any, who controls a Holder within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act shall have the same rights to contribution as such Holder, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed any Registration
Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 2.04(d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this
Section 2.04. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. Each Holder's obligations to contribute pursuant to this Section 2.04(d) are several in proportion to their respective shares sold and not joint.

     (e)     Specific  Performance.  The  Company  and  the  Holder  acknowledge
        ---------------------
that remedies at law for the enforcement of this Section 2.04 may be inadequate and intend that this Section 2.04 shall be specifically enforceable.

                                    EXHIBIT B

                                 PROMISSORY NOTE
                                 ---------------

$3,565,625.00                                                Goleta,  California
                                                             November  16,  1999
     FOR VALUE RECEIVED, Community West Bancshares, a California corporation ("PAYOR"), promises to pay to the order of William R. Peeples ("PAYEE"), in lawful currency of the United States of America, the principal sum of Three Million, Five Hundred Sixty-Five Thousand, Six Hundred, Twenty-Five Dollars ($3,565,625.00) and to pay interest on the outstanding principal of this Promissory Note (this "NOTE") in accordance with the terms of this Note. This
Note is delivered in connection with that certain Stock and Note Purchase Agreement of even date (the "PURCHASE AGREEMENT") among Payor, Payee and the other Purchasers (as defined in the Purchase Agreement). All payments of principal, interest and other amounts payable under this Note shall be made by wire transfer of immediately available funds to an account specified in writing by Payee from time to time, without set-off or counterclaim whatsoever, and free from, and without reduction for, any and all present or future taxes, levies, imposts, duties, fees, charges, deductions, withholdings, restrictions or conditions of any nature.

     1.     INTEREST.  Interest  shall  begin  to accrue on the unpaid principal
            --------
balance of this Note commencing on the date hereof and continuing until repayment of this Note in full at the rate of eight and one-quarter percent (8.25%) per annum calculated on the basis of a 360 day year and actual days elapsed. From and after the earlier of the Maturity Date or the Acceleration Date (each as defined below), interest shall accrue on the unpaid principal balance of this Note and on all unpaid interest accrued through the earlier of the Maturity Date or the Acceleration Date under this Note until payment of this
Note in full at the rate of ten percent (10.00%) per annum calculated on the basis of a 360 day year and actual days elapsed.

     2.     MATURITY.  Subject  to Section 4 hereof, the entire unpaid principal
            --------
balance of this Note together with all accrued and unpaid interest under this Note shall be due and payable on May 16, 2001 (the "MATURITY DATE"). All payments received by Payee in respect of this Note shall be applied first against costs of collection (if any), then against accrued and unpaid interest, and then against principal.

     3.     PREPAYMENT.  Payor shall be permitted to prepay the unpaid principal
            ----------
balance of this Note, in whole or in part, together with accrued but unpaid interest under this Note at any time and from time to time without premium or penalty. All prepayments received by Payee shall be applied in the order provided in Section 2. Notwithstanding the foregoing, the prepayment of $-----279,981.35 of the unpaid principal balance of this Note required by
Section 3.2 of the Purchase Agreement shall be accompanied by the payment of only the interest accrued on the amount of principal so prepaid.

     4.     DEFAULT.  Payor will be deemed to be in default under this Note, and
            -------
the unpaid principal balance of this Note, together with all interest accrued under this Note, will become immediately due and payable, upon any material breach or default by the Company under this Note or the Purchase Agreement (such due date being referred to herein as the "ACCELERATION DATE").

     5.     MISCELLANEOUS.
            -------------

     (a) Payor hereby waives presentment, demand, protest, notice of dishonor, diligence and all other notices, any release or discharge arising from any extension of time, discharge of a prior party, release of any or all of any security given from time to time for this Note, or other cause of release or discharge other than actual payment in full hereof.

     (b) Payee shall not be deemed, by any act or omission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee and then only to the extent specifically set forth in such writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of Payee in exercising any right, whether before or after a default hereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by Payee of any past-due amount shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

     (c) Time is of the essence hereof. Upon any default hereunder, Payee may exercise all rights and remedies provided for herein and by law or equity, including, but not limited to, the right to immediate payment in full of this Note.

     (d) The remedies of Payee as provided herein, or any one or more of them, or in law or in equity, shall be cumulative and concurrent, and may be pursued singularly, successively or together at Payee's sole discretion, and may be exercised as often as occasion therefor shall occur.

     (e) It is expressly agreed that if this Note is referred to an attorney or if suit is brought to collect or interpret this Note or any part hereof or to enforce or protect any rights conferred upon Payee by this Note or any other document evidencing or securing this Note, then Payor promises and agrees to pay all costs, including attorneys' fees, incurred by Payee.

     6.     NO  USURY.  Nothing  contained  in  this  Note  or in any agreements
            ---------
between Payor and Payee shall be deemed to require the payment by Payor of interest on the indebtedness evidenced by this Note in excess of the rate that Payee may lawfully contract to charge under applicable usury and other laws (the "MAXIMUM LEGAL RATE"). All agreements between Payor and Payee deemed to pertain to this Note are expressly limited so that in no contingency or event shall the amount paid or agreed to be paid to Payee for the use, forbearance, or detention of money to be loaned hereunder exceed the Maximum Legal Rate. If, under any circumstance whatsoever, the fulfillment of any obligation under this Note or any other agreement between Payor and Payee deemed to pertain to this Note shall involve exceeding the Maximum Legal Rate, then the obligation to be fulfilled by Payor shall be reduced by the minimum amount necessary so that such obligation shall not exceed the Maximum Legal Rate.

     7.     WAIVER  OF JURY TRIAL.  EACH OF PAYOR AND PAYEE HEREBY AGREES NOT TO
            ---------------------
ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE BY JURY, AND EACH WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY PAYOR AND PAYEE, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. PAYEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS
SECTION  IN  ANY  PROCEEDING  AS  CONCLUSIVE  EVIDENCE  OF  THIS  WAIVER.

     8.     GOVERNING  LAW.  The  Note  shall  be  governed  by and construed in
            --------------
accordance with the internal laws, and not the laws of conflicts or choice of law, of the State of California and the applicable federal laws of the United States of America.

     9.     AMENDMENTS  AND  WAIVERS.  This  Note  may not be modified, amended,
            ------------------------
waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Payor or Payee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     10.     SUCCESSORS  AND  ASSIGNS.  This  Note shall  be  binding  upon  and
             ------------------------

inure to the benefit of Payor and Payee, and their respective successors, assigns, heirs, executors and administrators.

     11.     SEVERABILITY.  Whenever possible, each provision of this Note shall
             ------------
be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Note shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

     IN WITNESS WHEREOF, Payor has executed this Note as of the date first above written.




                                    COMMUNITY  WEST  BANCSHARES



                                    By:
                                       --------------------------------
                                    Name:
                                       --------------------------------
                                    Title:
                                       --------------------------------